Exhibit 99.1

Investor Presentation May 2015 Nasdaq: ALQA

This presentation contains forward - looking statements . Forward - looking statements are generally identifiable by the use of words like "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology . Such statements are based on management's good faith expectations and are subject to numerous factors, risks and uncertainties that may cause actual results, the outcome of events, timing and performance to differ materially from those expressed or implied by such statements . These factors, risks and uncertainties include, but are not limited to, the adequacy of the Company’s liquidity to pursue its complete business objectives ; inadequate capital ; the Company’s ability to obtain reimbursement from third party payers for its products ; loss or retirement of key executives ; adverse economic conditions or intense competition ; loss of a key customer or supplier ; entry of new competitors and products ; adverse federal, state and local government regulation ; technological obsolescence of the Company’s products ; technical problems with the Company’s research and products ; the Company’s ability to expand its business through strategic acquisitions ; the Company’s ability to integrate acquisitions and related businesses ; price increases for supplies and components ; and the inability to carry out research, development and commercialization plans . In addition, other factors that could cause actual results to differ materially are discussed in our Annual Report on Form 10 - K filed with the SEC on February 24 , 2015 . Investors and security holders are urge d to read these documents free of charge on the SEC's web site at www . sec . gov . We undertake no obligation to publicly update or revise our forward - looking statements as a result of new information, future events or otherwise . Forward - Looking Statement Disclaimer

3 Corporate Vision To build a suite of advanced wound care solutions that will enable surgeons, clinicians & wound care practitioners to address the entire spectrum of challenges presented by chronic and acute wounds

4 Experienced Management and Board Name Title Previous Employers David Johnson Chief Executive Officer, Director Chief Executive Officer Division President Brian Posner Chief Financial Officer Chief Financial Officer Brad Barton Chief Operating Officer President of ConvaTec Americas Lori Toner Chief Marketing Officer VP of Global Marketing Janice Smiell, M.D. Chief Medical Officer VP of Medical Affairs Exec. Director of Global Clinical R&D Senior Director of Global Clinical R&D Gregory Robb VP of Operations VP of Operations Management Board of Directors Name Experience Dr. Jerome Zeldis (Chairman) Chief Medical Officer Perry Karsen CEO, Celgene Cellular Therapeutics Vice President and COO Andrew Africk Senior Partner Name Experience Jeffrey Sklar Managing Partner Joseph M. Leone Chief Financial Officer Gary Restani President & CEO President Division President Division President

Why Advanced Wound Care?

Large & Growing Global Market

Global Advanced Wound Care Market Estimated at $8+ Billion*

- U.S. represents more than one-third of the Global market
- U.S. market highly fragmented among private and micro-cap companies as well as large diversified companies

Large and growing patient population

- Growth in wound incidence expected due to demographic trends in diabetes and obesity

U.S. Annual Wound Incidence

CHRONIC WOUNDS (9.0 MILLION)

- **Diabetic Foot Ulcers** *(5 – 15% of all diabetics = ~4.0M)*
- **Pressure Ulcers** *(~2.5M in acute care facilities alone)*
- **Venous Leg Ulcers** *(2.5 million)*
- **Arterial Ulcers** *(~10% of all leg ulcers)*

ACUTE WOUNDS (450,000+)

- **Burn Wounds** *(~450K out-patient)*
- **Trauma Wounds** *(~2.3M trauma hospital admissions per year)*
- **Surgical Wounds** *(~29M surgical procedures per year)*

*Source: 2012 Kalorama Information Wound Care Markets 2012 and Alliqua management estimates

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Alliqua BIOMEDICAL

6 Why Advanced Wound Care? Clinical Need & Compelling Market Dynamics • Clear clinical need for advanced wound care therapies • Shift from conventional to sophisticated wound care products – “Skin & skin substitutes” sub - segment underpenetrated • Better/faster wound healing = Lower overall treatment costs – Reduced hospitalization times, incidence of HAIs, retreatment rates and risk of amputation • Multi - clinician user base – S urgeons, nurses and wound care specialists • Multi - channel customer base – H ospitals, ASCs, burn centers, wound care centers and trauma centers Venous leg ulcer Pressure ulcers Diabetic foot ulcer

Advanced Wound Care Market

Product Category	Est. Market Size ($B)*	Est. CAGR*	Alliqua BioMedical Products
Negative Pressure wound therapy	$2.00	LSD	-
Antimicrobial Dressings	$1.25	HSD	**SilverSeal** **TheraBond 3D**
Non-Adherent Dressings	$1.00	LSD	-
Foam Dressings	$0.90	HSD	**sorbion sachet S and sana**
Hydrocolloids	$0.80	LSD	**Hydress**
Bioengineered Skin & Skin Substitutes	$0.60	Mid-Teens	**Biovance** **TRS Product**
Film Dressings	$0.40	MSD	-
Growth Factors	$0.40	Mid-teens	-
Alginate Dressings	$0.40	Mid-Teens	**sorbion sachet S and sana**
Hydrogels	$0.25	HSD	**Hydress & SliverSeal**

**Source: Management estimates*

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8 Building the Portfolio Create an Integrated Portfolio of Wound Care Technologies ▪ Unique – differentiated ▪ Risk Adjusted – regulatory & reimbursement ▪ Clinically efficacious ▪ Economic value p roposition ▪ Strong margin p rofile The Criteria ▪ Wound bed p reparation ▪ Exudate management ▪ Anti - microbial t echnologies ▪ Regenerative medicine Targeting

Building the Portfolio *(Cont.)*

Create an Integrated Portfolio of Wound Care Technologies

DISTRIBUTION PARTNERSHIPS

sorbion health needs care

September, 2013

Long-term, exclusive agreement to distribute sorbion®-branded products in the Americas sorbion sachet S

sorbion Sachet ®S



sorbion sana gentle

sorbion® Sana

LICENSING AGREEMENTS

Celgene Cellular Therapeutics Division℠

November, 2013

Licensing, marketing, development and supply agreement with "CCT," the placental tissue & stem cell R&D division of Celgene



BIOVANCE®

Celgene

Dermal Repair Scaffold

TARGETED ACQUISITIONS

ChoiceTherapeutics®

May, 2014

Acquired wound care portfolio, technology platform, and sales and marketing team



TheraBond® 3D

Celleration Repair. Regenerate. Renew.

February, 2015*

Acquiring new reimbursed technology platform, and sales and reimbursement resources



MIST Therapy®



UltraMIST ®

*Acquisition announced February 2, 2015; anticipated close by May 29, 2015

Alliqua BIOMEDICAL

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10 A Strong, Comprehensive and Unique Portfolio

Celleration Acquisition: MIST Therapy® and UltraMIST®

- **Use low frequency ultrasound waves to stimulate the cells below the wound bed surface, a region that was previously inaccessible to wound care practitioners**
  - Accelerates healing and wound closure
  - Reduces wound inflammation and bacteria/bioburden
  - Increases blood flow to the afflicted area
- **FDA 510(k) cleared; CE Mark**
  - The only known noncontact, low-frequency, ultrasound devices cleared by the FDA with an indication "to promote wound healing"
- **Reimbursed by CMS**
  - Covered in 5 of 8 Medicare administrative contractors representing 44 states
  - Hospital (APC) payment rate increasing from \$83.73 to \$146.08 in 2015
    - Reimbursed on physician schedule at a rate of \$123.16 beginning in 2015
- **Strong clinical support**
  - 5 randomized controlled trials, 8 other prospective, retrospective or observational studies, 25 case series and 1 meta-analysis with nearly 450 subjects
- **Commercial traction**
  - \$8.7 million of sales in fiscal year 2014


MIST Therapy® System


Light weight system for easy transport
USB port for software upgrades
Cradle for secure transport of treatment wand
Easy to load peristaltic pump for saline delivery
Built in adjustable hook for saline
Connection for interchangeable treatment wands
UltraMIST® System


Intuitive step by step set up
Ergonomic design for user comfort
Screen integrated into treatment wand for easy visualization and access
One press for both ultrasound and saline delivery
UltraMIST® Applicator

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Alliqua BIOMEDICAL

12 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 2013 2014 2015 Pro-Forma 2015 Contract Manufacturing Proprietary Products Mid - Point of 2015 Guidance (2) Revenue Growth Trends Improving (1) FY’14 proprietary products revenue includes contributions from the Choice Therapeutics acquisition of approximately $1.59 mi llion (2) FY’15 mid - point of total revenue guidance ($17.6 million) includes approx. $10.2 million of proprietary products revenue, $1 .8 million of contract manufacturing revenue and $5.6 million from the Celleration acquisition, (assumes closing by May 29, 2015) (3) FY’15 revenue on a pro - forma basis, assumes 12 months of Celleration , or $9.5 million in revenue 2014 Drivers Mar Established Direct Sales Force Apr BIOVANCE Launch May Choice Therapeutics Acquisition Nov Q-Code for BIOVANCE 2015 Drivers Feb Announced Proposed Acquisition of Celleration Apr First MAC coverage for BIOVANCE (1) (2) (3) Proprietary product margins over 70%

Regulatory & Reimbursement

De-Risking the Business Model

Product	FDA Clearance	Medicare Reimbursement
Hydress®	n/a	HCPCS A Code 'Hydrogel Dressing'
SilverSeal®	510(k)	HCPCS A Code 'Hydrogel Dressing'
sorbion® Products	n/a	HCPCS A Code 'Alginate Dressing'
TheraBond® 3D	510(k)	HCPCS A Code 'Contact Layer'
BIOVANCE®	PHS 361 product*	• Received HCPCS Q Code (Q4154) in Nov. '14; • HCPCS Q Code went into effect on Jan. 1, 2015 • Coverage from Novitas on April 16, 2015
MIST Therapy® System	510(k)	• AMA approved a CPT I code, 97610, effective Jan'14 • *Low-frequency, noncontact, nonthermal ultrasound, including topical application(s)* • Coverage by 5/8 MACs (44 states)

**commercially available under Section 361 of the Public Health Service Act, which allows "minimally manipulated" human cells, tissues, and cellular and tissue-based products (HCT/Ps) to be marketed in the United States (U.S.) without pre-market FDA approval (also called a '361 product)*

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14 Commercial Infrastructure Product Supply Group Purchasing Agreements (GPO Contracts) Awarded August 2014 Awarded December 2014 25 Direct reps 19 Direct reps — Celleration 23 Independent reps 29 DISTRIBUTION PARTNERS

15 □ Drive revenue growth with current product portfolio through: • Improving sales force productivity, • Further penetration of the advanced wound care market, and • New GPO contracts □ Complete acquisition of Celleration by May 29, 2015 and integrate □ Pursue additional reimbursement coverage for BIOVANCE® and our MIST Therapy ultrasound products □ Continuing to leverage and expand on the body of clinical evidence □ Expand product portfolio through new product development and opportunistically pursuing additional platforms Growth Strategy

16 Financial Summary Current Pro Forma for Celleration Acquisition (1) Cash (3/31/2015): $10,938,194 Debt (3/31/2015): — $15,500,000 Shares O/S (5/4/15): 24,397,062 27,565,291 (2) Fully Diluted Shares O/S (5/4/15): 32,594,690 35,762,914 (2) Mkt Cap – Basic (5/4/15): [$117,000,000] [$13,000,000] ADTV (Shares): 82,000 2015 Standalone Revenue Guidance : $11.0M - $13.0M 2015 Alliqua + Celleration Revenue Guidance $16.3M - $18.8M $20.5M - $22.5M (3) 5% Holders Celgene Corporation Deerfield Management Perceptive Advisors Broadfin Capital J. Goldman (1) Acquisition announced February 2, 2015; anticipated close by May 29, 2015 (2) From Alliqua proxy , estimated 3,168,229 Alliqua shares to be issued to Celleration holders at time of merger (3) FY’15 revenue on a pro - forma basis, assumes 12 months of Celleration, or $9.5 million in revenue

Nasdaq: ALQA Alliqua BioMedical, Inc. info@alliqua.com 2150 Cabot Blvd West Langhorne, PA 19047 (215) 702 - 8550